UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 28, 2012

(Date of earliest event reported)

Kimco Realty Corporation

 (Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-10899	13-2744380
(Commission File Number)	(IRS Employer Identification No.)

3333 New Hyde Park Road, New Hyde Park, NY	11042-0020
(Address of Principal Executive Offices)	(Zip Code)

(516) 869-9000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 28, 2012, InTown Hospitality Corp. (“InTown”), a Maryland corporation owned by a joint venture in which Kimco Realty Corporation (the “Company”) has noncontrolling ownership interests, entered into a new $147.5 million unsecured term loan credit facility, pursuant to a Credit Agreement, dated as of June 28, 2012 (the “Credit Agreement”), among InTown, as the borrower, the Company, as guarantor, the lenders from time to time parties to the Credit Agreement, and JP Morgan Chase Bank, N.A., as administrative agent.  Pursuant to the Credit Agreement, the Company has guaranteed all payment obligations of InTown thereunder.  Separately, the Company’s partner in the joint venture has provided the Company with a 25% back-stop guarantee.

The credit facility is scheduled to expire on the date that is six months from the date of the Credit Agreement, with six six-month extension options exercisable at the option of InTown, subject to the satisfaction of certain conditions. Pursuant to the terms of the Credit Agreement, the Company, among other things, is subject to covenants requiring the maintenance of (i) maximum indebtedness ratios and (ii) minimum interest and fixed charge coverage ratios.

The proceeds of the Credit Agreement were used by InTown to refinance all amounts outstanding under its existing credit facility, which had also been guaranteed by Kimco.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Exhibit Description

10.1

Credit Agreement, dated as of June 28, 2012, among InTown Hospitality Corp., a Maryland corporation, Kimco Realty Corporation, a Maryland corporation, the lenders from time to time parties to the Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders thereunder

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION
Date: July 3, 2012	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen Title: Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit Description

10.1

Credit Agreement, dated as of June 28, 2012, among InTown Hospitality Corp., a Maryland corporation, Kimco Realty Corporation, a Maryland corporation, the lenders from time to time parties to the Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders thereunder